UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

Shoe Pavilion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23669	94-3289691
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13245 Riverside Drive, Suite 450
Sherman Oaks, California    91423
(Address of principal executive offices including zip code)

(818) 907 9975
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Shoe Pavilion, Inc. today announced that Bruce Ross has resigned as the Company's Chief Financial Officer to become the CFO at another specialty retailer, effective May 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Exhibits.
Exhibit	Description
99.1	Press Release dated May 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2007

Shoe Pavilion, Inc.

By: /s/ Bruce Ross

Bruce Ross
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Shoe Pavilion, Inc. issued May 3, 2007 Also provided in PDF format as a courtesy.